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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): 07/31/2007

                         Ruth's Chris Steak House, Inc.
             (Exact name of registrant as specified in its charter)

                        Commission File Number: 000-51485

             Delaware                                   72-1060618
   (State or other jurisdiction of                    (IRS Employer
           incorporation)                           Identification No.)

                            500 International Parkway
                               Heathrow, FL 32746
          (Address of principal executive offices, including zip code)

                                 (407) 333-7440
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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                    Information to be included in the report

Item 2.02.    Results of Operations and Financial Condition

         On July 31, 2007, the Company issued a press release announcing its financial results for the second fiscal quarter ended July 1, 2007. A copy of the press release is being furnished as Exhibit 99.1. The information contained in this report on Form 8-K, including Exhibit 99.1, is being furnished for informational purposes only and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the SEC shall not incorporate Exhibit 99.1 or any other information set forth in this report on Form 8-K by reference, except as otherwise expressly stated in such filing.

Item 9.01.    Financial Statements and Exhibits

        Exhibit 99.1 Press Release issued by Ruth's Chris Steak House, Inc., dated July 31, 2007.

                                  Signature(s)

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Ruth's Chris Steak House, Inc.


Date: July 31, 2007                 By:    /s/ Thomas J. Pennison, Jr.
                                           ------------------------------------
                                             Thomas J. Pennison, Jr.
                                             Chief Financial Officer, Senior
                                             Vice-President, and Asst. Secretary

                                  Exhibit Index

Exhibit No.     Description
-----------     -----------
EX-99.1         Press Release issued by Ruth's Chris Steak House, Inc. on
                July 31, 2007